Condensed Consolidated Statements of Operations and Comprehensive Loss - Notable Labs Inc [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Restructuring Cost and Reserve [Line Items]
Services revenue	$ 8	$ 285
Operating expenses:
Research and development	7,776	11,472
General and administrative	5,156	5,727
Total operating expenses	12,932	17,199
Loss from operations	(12,924)	(16,914)
Other income (expense), net	(1,483)	862
Net loss	$ (14,407)	$ (16,052)
Net loss per share, basic	$ (1.38)	$ (2.84)
Net loss per share, diluted	$ (1.38)	$ (2.84)
Weighted-average common shares outstanding, basic	10,423,934	5,651,101
Weighted-average common shares outstanding, diluted	10,423,934	5,651,101
Comprehensive loss:
Net loss	$ (14,407)	$ (16,052)
Other comprehensive loss:
Unrealized losses		(71)
Total comprehensive loss	$ (14,407)	$ (16,123)